                              Opus Investment Trust

                               Opus Cash Reserves

                 Supplement to Prospectus dated October 28, 2004

This Supplement replaces in its entirety the following information appearing on page 4 of the Prospectus:

Under the section titled:

     "EXPENSE SUMMARY," the section titled "Fees and Expenses of the Fund"

This table describes the fees and expenses that you may pay if you invest in the Fund.

                         Annual Fund Operating Expenses
                          (expenses deducted from Fund
                                     assets)

   Shareholder
       Fees                       Distribution
(fees paid directly     Fund          and/or                                                                    Net Annual
     from your       Management  Service (12b-1)      Other         Total Annual      Fee Waiver or Expense      Operating
    investment)         Fees          Fees        Expenses/(1)/  Operating Expenses  Reimbursement/(2),(3)/  Expenses/(2),(3)/
-------------------  ----------  ---------------  -------------  ------------------  ----------------------  -----------------
       None            0.22%           None            0.00%            0.22%                  0.04%               0.18%

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/(1)/ "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

/(2)/ The Fund's investment manager has contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 0.18%. This contractual waiver and/or expense reimbursement will remain in effect until September 30, 2005. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the investment manager are subject to reimbursement by the Fund for the year in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described above.

/(3)/ The Fund's investment manager has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 0.08%. Had this limitation been reflected in the table above, the "Fee Waiver or Expense Reimbursement" and "Net Annual Operating Expenses" would have been 0.14% and 0.08%, respectively. The implementation of a voluntary expense waiver and/or reimbursement in any year does not bind the investment manager to implement future expense limitations with respect to the Fund. This expense waiver and/or reimbursement may be terminated by the investment manager at any time.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Dated: May 16, 2005